UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: November 6, 2007

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                           specified in its charter)

    Michigan                      000-14800                      38-1737300
(State or other                  (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification no.)
 incorporation)

          4300 44th Street S.E.
          Grand Rapids, Michigan                                    49512
 (Address of principal executive office)                         (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2200

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Conditions

         On November 6, 2007, X-Rite, Incorporated issued a press release announcing results for its third quarter ended September 29, 2007. A copy of the news release is attached to this Form 8-K.


Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

            Exhibits

               99.1 -      Press Release dated November 6, 2007.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  November 7, 2007               X-RITE, INCORPORATED


                                              By:  /s/ Mary E. Chowning
                                                   -------------------------
                                                   Mary E. Chowning
                                                   Chief Financial Officer